                                                                    Exhibit 10.8

                             Employment Agreement
                             --------------------

This Agreement, dated as of June 7, 1999 by and between SunStar Healthcare, Inc., a Delaware corporation, with offices at 300 International Parkway Heathrow Florida, or any successor corporation thereto (the "Company"), and Robyn J. Stowell, an individual residing at 2704 Shad Lane, Geneva, Florida 32732 ("Employee").

                                  WITNESSETH
                                  ----------

WHEREAS, the Company wishes to employ Employee and Employee wishes to accept such employment, on the terms and conditions set forth herein;

NOW, THEREFORE, the parties agree as follows:

3.   Employment.
     ----------

G. The Company hereby agrees to employ Employee and Employee agrees to be employed by the Company upon the terms and conditions set forth below. Subject to earlier termination as provided herein, the employment provided for herein shall commence on the date hereof, for a period of three years, thereafter, this Agreement may be renewed for successive one-year Employment Periods upon terms and conditions mutually agreed to by Employee and the Company unless, within 30 days of the end of the then-current Employment Period, either party notifies the other of its election not to so renew this Agreement. During the Employment Period(s), Employee will hold the position of Senior Vice President of the Company and shall perform all duties and services incident to those positions that Employee, in his reasonable discretion, deems to be consistent with his positions and in the best interest of the Company. Employee will devote all his working time and efforts to the business of the Company to accomplish the duties of the position and will perform those duties to the best of Employee's ability and will devote Employee's best efforts to advance the interests of the Company.

2.   Compensation.
     ------------
A. For all services performed by Employee for the Company during the term hereof the Company will pay Employee a salary at an initial rate of $190,OOO per annum, payable in accordance with the normal payment practices of the Company. Provided further that the salary and any incentive bonus (the "Remuneration"), and the terms and conditions thereof for each successive employment period following the initial Employment Period shall be mutually agreed to by Employee and the Company: (i) no later than January 1, 2000 for the first such successive employment period, and (ii) prior to the commencement of each subsequent successive employment period. The Renumeration for each successive period will at a minimum, equal the Renumeration for HMO executives holding comparable positions of authority and resposibility as Employee. During the Employment Period(s), the Company will provide Employee the use of an automobile, purchased or leased by the Company, selected by Employee. Employee will be entitled to vacation during the Employment Period in accordance with the policies of the SunStar Employee Manual. The vacation may be taken at times agreed upon by Employee and the Company. During that vacation, Employee will receive Employee's usual compensation. Recognizing the time necessary to develop and operate the company, additional compensation will be paid to Employee for vacation time that is not taken. Employee will be entitled to participate, at a level commensurate with his position, in any benefit plans, including health, pension and any other plans adopted by the Company for its employee's.

H. As additional compensation for services rendered during each year of the Employment Period(s), pursuant to stock option contracts to be established between the Company and the Employee, Employee will be granted ten-year non-qualified stock options (the "Options") to purchase no less than one hundred thousand (100,000) shares of common stock, par value $.00l per share, of the Company ("Common Stock"), at an exercise price per share equal to fair market value at the time of the grant. The Options shall vest and be exercisable immediately upon grant as to one-half of the shares covered thereby and shall vest and be exercisable as to one-half of the shares covered thereby on each successive anniversary of the day before the date of grant provided that Employee is employed by the Company on each such vesting date. In the event this Agreement is terminated for any reason, the Employee may exercise the Options, only to the extent then exercisable, for a period of 90 days from the date of termination, unless the Employee is terminated for Cause, as defined in paragraph 5 herein, in which case the Options shall terminate immediately. The Company agrees to use its best efforts, subject to applicable securities and other laws, to file with the Securities and Exchange Commission a registration statement relating to the Options.

C.
Upon signing this agreement Employee shall receive a cash bonus of $55,200, payable immediately.

D.
Effective January 1, 1999 and for the term of this agreement, Employee will be eligible to receive incentive compensation as determined by the Compensation Committee of the Board of Directors. Such incentive compensation will include cash and stock options and will be based on the achievement of various levels of profits and revenues as well as increases in the share price. As soon as practical, the terms of the incentive compensation will be added as an addendum to this agreement.

5.    Reimbursement of Expenses
      -------------------------
As of the date hereof and during the Employment Period, the Company recognizes that Employee, in performing Employee's duties hereunder, may be required to spend sums of money in connection with those duties on behalf of or for the benefit of the Company. Employee may present to the Company, an itemized voucher listing all sums of money paid or expenses incurred by Employee in the performance of Employee's duties on behalf of or for the benefit of the Company, and on presentation of that itemized voucher and receipts for all such expenses the Company will reimburse Employee or pay the expense incurred in conformity with Company policy for all such reasonable expenses including, but not limited to, travel, meals, lodging, entertainment and promotion.

4.    Termination:
      -----------
(A.)      Death or Disability. This Agreement shall terminate automatically
          -------------------
upon the Employee's death. If the Company determines in good faith that the Disability of the Employee has occurred (pursuant to the definition of "Disability" set forth below), it may give to the Employee written notice of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" means disability which, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

(B)   Cause. The Company may terminate the Employee's employment for "Cause."
      -----
For purposes of this Agreement, "Cause" means (i) repeated violations by the Employee of the Employee's obligations under this Agreement which are demonstrably willful and deliberate on the Employee's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company

(C)   Good Reason. The Employee's employment may be terminated by the Employee
      -----------
for "Good Reason". For purposes of this Agreement, "Good Reason" means

(i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by this agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial or inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

(ii) any failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

(iii) the Company's requiring the Employee to be based at any office or location more than thirty five miles from Orlando, Florida except for travel reasonably required in the performance of the Employee's responsibilities

(iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement; or

(v) any failure by the Company to comply with and satisfy Section 13 of this Agreement.

For purposes of this Section (C), any determination of "Good Reason" made in good faith by the Employee shall be prima facie evidence of "Good Reason."
                                    -----------
(D)   Notice of Termination. Any termination by the Company for Cause or by the
      ---------------------
Employee for Good Reason shall be communicated by Notice of Termination to the other party hereto given in accordance this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Employee to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Employee hereunder or preclude the Employee from asserting such fact or circumstance in enforcing his rights hereunder.

(E)   Date of Termination. "Date of Termination" means the date of receipt of
      -------------------
the Notice of Termination or any later date specified therein, as the case may be; provided, however, that (i) if the Employee's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination, and
(ii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

5.    Obligations of the Company upon Termination.
      -------------------------------------------

(A)   Death. If the Employee's employment is terminated by reason of the
      -----
Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including, for this purpose (i) the Employee's full Base Salary through the Date of Termination at the rate in effect on the Date of Termination (ii) the product of the Annual Bonus paid to the Employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (iii) any compensation previously deferred by the Employee (together with any accrued interest thereon) and not yet paid by the Company and any accrued vacation pay not yet paid by the Company (such amounts specified in clauses (i), (ii) and (iii) are hereinafter referred to as "Accrued Obligations"). All such Accrued Obligations shall be paid to the Employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company and any of its subsidiaries for a period of two years following the death of Employee.

(F)   Disability. If the Employee's employment is terminated by reason of the
      ----------
      Employee's D isability, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee shall be entitled after the Disability Effective Date to receive disability and other benefits including fully paid life and health insurance coverage for both the Employee and his dependents and at least equal to the most favorable of those provided by the Company and its subsidiaries to disabled employees and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in accordance with the most favorable plans, programs, practices and policies of the Company and its subsidiaries.

(G)       Cause; Other than for Good Reason. If the Employee's employment shall
          ---------------------------------
      be terminated for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee the Highest Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (together with accrued interest thereon). If the Employee terminates employment other than for Good Reason, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee through the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

(D)   Good Reason, Other Than for Cause or Disability. If, during the Employment
      -----------------------------------------------
      Period, the Company shall terminate the Employee's employment other than for Cause, Disability or death, or if the Employee shall terminate his employment for Good Reason:

(1) the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of

Termination the aggregate of the following amounts:

(a.) to the extent not theretofore paid, the Employees Highest Base Salary through the Date of Termination; and

(b) the product of (x) the Annual Bonus paid to the Employee for the last full fiscal year (if any) ending during the Employment Period or, if higher, the Annual Bonus paid to the Employee in the prior fiscal year. (as applicable, the "Recent Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination and the denominator of which is 365; and

(c) the product of (x) 2.5, multiplied times (y) the sum of (i) the Employee's annual salary based upon the Highest Base Salary (the "Highest Annual Base Salary") and (ii) the Recent Bonus or if higher, the annual bonus paid to the employee for the last full fiscal year prior to the termination.

(d) in the case of compensation previously deferred by the Employee, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Company, and any accrued vacation pay not yet paid by the Company; and

(e) all other amounts accrued or earned by the Employee through the Date of Termination and amounts otherwise owing under the then existing plans and policies at the Company; and

(2) for the remainder of the Employment Period, or a period not less than two years, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in this Agreement if the Employee's employment had not been terminated, including health, dental, disability insurance and life insurance, in accordance with the most favorable plans, practices, programs or policies of the Company and its subsidiaries. For purposes of eligibility for retiree benefits pursuant to such plans, practices, programs and policies, the Employee shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period.

5.      Non-exclusivity of Rights. Nothing in this Agreement shall prevent or
        -------------------------
limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices, provided by the Company or any of its subsidiaries and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any stock option or other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company or any of its subsidiaries

6.   Full Settlement.
     ----------------
            The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.


7.   Confidential Information. The Employee shall hold in a fiduciary capacity
     ------------------------
for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its subsidiaries, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its subsidiaries and which shall not be or become public knowledge (other than by acts by the Employee or his representatives in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section I constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

8.   Restrictive Covenants:
     ---------------------
During the Employment Period and for a period of six months thereafter, Employee will not directly or indirectly, either as an individual or as a partner, joint venturer, independent contractor, consultant, stockholder, director, employee or officer, engage in or participate in the management or ownership of any business or activity in, Florida, which directly or indirectly competes with the business conducted by the Company; provided, however, that this paragraph 8 shall not apply in the event that Employee is actually discharged by the Company without cause.

9.   Ownership of Inventions Discoveries and Improvements:
     ----------------------------------------------------
Employee shall promptly disclose in writing to the Board of Directors of the Company all inventions, discoveries, designs, developments, processes, software programs, works of authorship, formulas, data, techniques and any other improvements conceived, devised, created, or developed by Employee (either alone or with others) while in the employ of the Company (collectively, "Invention"), and Employee shall transfer and assign to the Company all right, title and interest in and to such Invention, including any and all domestic and foreign patent rights, domestic and foreign copyright rights therein, and any renewal thereof Such disclosure is to be made promptly after the conception of each Invention, and each Invention is to become and remain the property of the Company, whether or not patent or copyright applications are filed thereon by the Company. On request of the Company, Employee shall execute from time to time, during or after the termination of employment, such further instruments including, without limitation, applications for patents and copyrights and assignments thereof as may be deemed necessary or desirable by the Company to effectuate the provisions of this paragraph 8.

referred to therein shall be extended but not decreased for a period of time equal to the period that the violation occurred.

10.  Jurisdiction:
     ------------
Each of the Company and Employee hereby consents to the jurisdiction of the State of Florida for all purposes in connection with arbitration or for obtaining the relief, and further consents that any process or notice of motion therewith may be served by certified or registered mail or personal service.

13.  Severability:
     ------------
If any of the provisions of this Agreement is held to be invalid, illegal, or unenforceable, that determination will not affect the enforceability of any other provisions of this Agreement, and the remaining provisions of this Agreement will be valid and enforceable according to their terms.

12.  Prior Agreement:
     ---------------
Employee, and the Company agree that this Agreement supersedes the Prior Agreement which expired on May16, 1998 in its entirety.

13.  Successors
     ----------
(a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

(b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as contemplated hereby.


16.  Change of Control:
     -----------------
The Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat, or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation arrangements upon a Change of Control which provide the

Employee with individual financial security and which are competitive with those of other corporations.

A.   Certain Definitions:
     --------------------

          (1.) The "Effective Date" shall be the first date during the "Change of Control Period" (as defined in Section A.2) on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated within 180 days prior to the date on which a Change of Control occurs, and it is reasonably demonstrated that such termination (1) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control, or (2) otherwise arose in connection with or anticipation of a Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination.

          (2.) The "Change of Control Period" is the period commencing on the date hereof and ending on the second anniversary of such date, Provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof is hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be automatically extended, unless at least sixty (60) days prior to the Renewal Date the Company shall give written notice to the Employee that the Change of Control Period shall not be so extended.

     B.   Change of Control. For the purpose of this Agreement, a "Change of
          --------- -------
Control" shall mean:

               (1.) The acquisition , at any time after the date hereof, by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of common stock( unless held purely for investment) or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

               (2.) The individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

               (3.) Approval by the shareholders of the Company of (i) a reorganization, merger or consolidation with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, , or (ii) the sale of all or substantially all of the assets of the Company, unless the approved reorganization, merger, consolidation, liquidation, dissolution or sale is subsequently abandoned.

               (4.) A liquidation or dissolution of the Company.

C.        Employment Period. In the event of a  change in control the Company
          -----------------
hereby agrees to continue the Employee in its employ, and the Employee hereby agrees to remain in the employ of the Company, for the period commencing on the Effective Date and ending on the second anniversary of such date ("Employment Period").

D.        Terms of Employment.
          -------------------
          (3.) Position and Duties.
               -------------------

          (i) During the Employment Period, (a.) the Employee's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 180-day period immediately preceding the Effective Date, and (b.) the Employee's services shall be performed at the location where the Employee was employed immediately preceding the Effective Date, or any office or location less than thirtyfive (35) miles from such location or in Orlando or central Florida.

(ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Employee hereunder, to use the Employee's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Employee to (a) serve on corporate, civic or charitable boards or committees, (b) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (c) manage personal investments, so long as such activities do not materially and adversely interfere with the performance of the Employee's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Employee prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Employee's responsibilities to the Company.

          2.   Compensation. (i) Base Salary. During the Employment Period, the
               ------------      ---- ------
Employee shall receive a base salary ("Base Salary") at a monthly rate at least equal to the highest monthly base salary paid or payable to the Employee by the Company during the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded in the ordinary course of business to other key Employees of the Company and its subsidiaries. Any increase in Base Salary shall not serve to limit or reduce any other obligation to the Employee under this Agreement. Base Salary shall not be reduced after any such increase.

               (ii) Annual Bonus. In addition to Base Salary, the Employee
                    ------------
shall be awarded, for each fiscal year during the Employment Period, an annual bonus (an "Annual Bonus") (either pursuant to any then-established incentive compensation plan(s) of the Company or otherwise) in cash at least equal to the highest bonus payable to the Employee from the Company and its subsidiaries in respect of any of the three fiscal years immediately preceding the fiscal year in which the Effective Date occurs.

(iii)  Incentive, Savings and Retirement Plans. In addition to Base Salary
       ---------------------------------------
and Annual Bonus payable as hereinabove provided, the Employee shall be entitled to participate during the Employment Period in all incentive, savings and retirement plans, practices, policies and programs applicable to other key Employees of the Company and its affiliates, in each case comparable to those in effect or as subsequently amended. Such plans, practices, policies and programs, in the aggregate, shall provide the Employee with compensation, benefits and reward opportunities at least as favorable as the most favorable of such compensation, benefits and reward opportunities provided by the Company for the Employee under such plans, practices, policies and programs as in effect at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Employeee, as provided at any time thereafter with respect to other key Employees.

(iv)   Welfare Benefit Plans. During the Employment Period, the Employee
       ---------------------
and/or the Employee's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its subsidiaries (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs), at least as favorable as the most favorable of such plans, practices, policies and programs in effect at any time during the 180 day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time thereafter with respect to other key Employees.

(v)    Expenses. During the Employment Period, the Employee shall be entitled to
       --------
receive prompt reimbursement for all reasonable expenses incurred by the Employee in accordance with the most favorable policies, practices and procedures of the Company and its subsidiaries in effect at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key Employees.

(vi)   Fringe Benefits. During the Employment Period, the Employee shall be
       ---------------
entitled to fringe benefits, including use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its subsidiaries in effect at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key Employees.

(vii)  Office and Support Staff.  During the Employment Period, the Employee
       ------------------------
shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Employee by the Company and its subsidiaries at any time during the 180 day period immediately preceding the Effective Date or, if more favorable to the Employee, as provided at any time thereafter with respect to other key Employees of the Company and its subsidiaries.

(viii) Vacation. During the Employment Period, the Employee shall be entitled
       ---------
to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its subsidiaries as in effect at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key Employees of the Company and its subsidiaries.

D.     Termination.
       -----------

          (1.) Death or Disability. This Agreement shall terminate automatically
               -------------------
upon the Employee's death. If the Company determines in good faith that the Disability of the Employee has occurred (pursuant to the definition of "Disability" set forth below), it may give to the Employee written notice of its intention to terminate the Employee's employment. In such event, the Employee's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Employee (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Employee shall not have returned to full-time performance of the Employee's duties. For purposes of this Agreement, "Disability" means disability which, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Employee or the Employee's legal representative (such agreement as to acceptability not to be withheld unreasonably).

(2)    Cause. The Company may terminate the Employee's employment for "Cause."
       -----
For purposes of this Agreement, "Cause" means (i) repeated violations by the Employee of the Employee's obligations under this Agreement which are demonstrably willful and deliberate on the Employee's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company

(3)    Good Reason. The Employee's employment may be terminated by the Employee
       -----------
for "Good Reason". For purposes of this Agreement, "Good Reason" means

(i) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section D.1.of this agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial or inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

(ii) any failure by the Company to comply with any of the provisions of Section D.(2) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

(iii) the Company's requiring the Employee to be based at any office or location other than that described in Section D hereof, except for travel reasonably required in the performance of the Employee's responsibilities

(iv) any purported termination by the Company of the Employee's employment otherwise than as expressly permitted by this Agreement; or

(v) any failure by the Company to comply with and satisfy Section J of this Agreement.

For purposes of this Section D(3), any determination of "Good Reason" made in good faith by the Employee shall be prima facie evidence of "Good Reason."
                                    -----------

(4)    Notice of Termination. Any termination by the Company for Cause or by the
       ---------------------
Employee for Good Reason
shall be communicated by Notice of Termination to the other party hereto given in accordance with Section K.(2) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Employee to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Employee hereunder or preclude the Employee from asserting such fact or circumstance in enforcing his rights hereunder.

(5)    Date of Termination. "Date of Termination" means the date of receipt of
       -------------------
the Notice of Termination or any later date specified therein, as the case may be; provided, however, that (i) if the Employee's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination, and
(ii) if the Employee's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Employee or the Disability Effective Date, as the case may be.

E.     Obligations of the Company upon Termination.
       -------------------------------------------

(1)    Death. If the Employee's employment is terminated by reason of the
       -----
Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including, for this purpose (i) the Employee's full Base Salary through the Date of Termination at the rate in effect on the Date of Termination or, if higher, at the highest rate in effect at any time from the 180-day period preceding the Effective Date through the Date of Termination (the "Highest Base Salary"), (ii) the product of the Annual Bonus paid to the Employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365, and (iii) any compensation previously deferred by the Employee (together with any accrued interest thereon) and not yet paid by the Company and any accrued vacation pay not yet paid by the Company (such amounts specified in clauses (i), (ii) and (iii) are hereinafter referred to as "Accrued Obligations"). All such Accrued Obligations shall be paid to the Employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company and any of its subsidiaries for a period of two years following the death of Employee.

(2)    Disability.  If the Employee's employment is terminated by reason of the
       ----------
Employee's Disability, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee as of the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, the Employee shall be entitled after the Disability Effective Date to receive disability and other benefits including fully paid life and health insurance coverage for both the Employee and his dependents and at least equal to the most favorable of those provided by the Company and its subsidiaries to disabled employees and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in accordance with the most favorable plans, programs, practices and policies of the Company and its subsidiaries in effect at any time during the 180-day period immediately preceding the Effective Date or, if more favorable to the Employee and/or the Employee's family, as in effect at any time thereafter with respect to other key Employees and their families.

(3)    Cause; Other than for Good Reason. If the Employee's employment shall be
       ---------------------------------
terminated for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee the Highest Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (together with accrued interest thereon). If the Employee terminates employment other than for Good Reason, this Agreement shall terminate without further obligations to the Employee, other than those obligations accrued or earned and vested (if applicable) by the Employee through the Date of Termination, including for this purpose, all Accrued Obligations. All such Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

(4)    Good Reason, Other Than for Cause or Disability. If, during the
       -----------------------------------------------
Employment Period, the Company shall
terminate the Employee's employment other than for Cause, Disability or death, or if the Employee shall terminate his employment for Good Reason:

(i) the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

          A. to the extent not theretofore paid, the Employees Highest Base Salary through the Date of Termination; and

B. the product of (x) the Annual Bonus paid to the Employee for the last full fiscal year (if any) ending during the Employment Period or, if higher, the Annual Bonus paid to the Employee for the last full fiscal year prior to the Effective Date (as applicable, the "Recent Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination and the denominator of which is 365; and

C. the product of (x) 2.5, multiplied times (y) the sum of (i) the Employee's annual salary based upon the Highest Base Salary (the "Highest Annual Base Salary") and (ii) the Recent Bonus or if higher, the annual bonus paid to the employee for the last full fiscal year prior to the Effective Date.

D. in the case of compensation previously deferred by the Employee, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Company, and any accrued vacation pay not yet paid by the Company; and

E. all other amounts accrued or earned by the Employee through the Date of Termination and amounts otherwise owing under the then existing plans and policies at the Company; and

(ii) for the remainder of the Employment Period, or a period not less than two years, or such longer period as any plan, program, practice or policy may provide, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in this Agreement if the Employee's employment had not been terminated, including health, dental, disability insurance and life insurance, in accordance with the most favorable plans, practices, programs or policies of the Company and its subsidiaries during the 180 day period immediately preceding the Effective Date or, if more favorable to the Employee, as in effect at any time thereafter with respect to other key Employees and their families and for purposes of eligibility for retiree benefits pursuant to such plans, practices, programs and policies, the Employee shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period.

G.     Non-exclusivity of Rights. Nothing in this Agreement shall prevent or
       -------------------------
limit the Employee's continuing or future participation in any benefit, bonus, incentive or other plans, programs, policies or practices, provided by the Company or any of its subsidiaries and for which the Employee may qualify, nor shall anything herein limit or otherwise affect such rights as the Employee may have under any stock option or other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of the Company or any of its subsidiaries at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program.

       J.   Full Settlement.
            ---------------
               The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest at the applicable Federal rate provided for in
    Section 7872(f)(2) of the Code.

I.     Confidential Information. The Employee shall hold in a fiduciary capacity
       ------------------------
for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its subsidiaries, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company or any of its subsidiaries and which shall not be or become public knowledge (other than by acts by the Employee or his representatives in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section I constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

J.     Successors
       ----------
(1) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

(2) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(3) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as contemplated hereby.

K.     Miscellaneous.
       -------------

(1) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

(2) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Employee:
------------------
Robyn Stowell
2704 Shad Lane
Geneva, Florida 32730


If to the Company:
-----------------

SunStar Healthcare, Inc.
300 International Parkway
Heathrow, Florida 32746

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

(3) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(4) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                   SUNSTAR HEALTHCARE, INC. AND SUBSIDIARIES


(5) The Employee's failure to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision thereof.

(6) This Agreement contains the entire understanding of the Company and the Employee with respect to the subject matter hereof.

(7) The Employee and the Company acknowledge that, except as set forth in any written employment agreement between the Employee and the Company and effective from and after the date hereof, the employment of the Employee by the Company is "at will," and, prior to the Effective Date, may be terminated by either the Employee or the Company at any time. Upon a termination of the Employee's employment prior to the Effective Date, there shall be no further rights under this Agreement.

IN WITNESS WHEREOF, the Employee has hereunto set his hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EMPLOYEE                                     SUNSTAR HEALTHCARE, INC

________________________                     __________________________
                                                 its,  _________________________

                                                       _________________________